EXHIBIT 99.8

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

IXIS 2005-HE2

                                75 PPC                                                                  100 PPC
                                ------                                                                  -------

                          M2                                                                        M2
----------------------------------------------------------                 --------------------------------------------------------
DM / Price                  To Call        To Maturity                     DM / Price                To Call        To Maturity
                         40       100.2852       100.4044                                         40       100.2259       100.3253
                         41       100.2281       100.3428                                         41       100.1807       100.2764
                         42       100.1710       100.2813                                         42       100.1355       100.2275
                         43       100.1139       100.2198                                         43       100.0903       100.1786
                         44       100.0570       100.1584                                         44       100.0451       100.1298
----------------------------------------------------------                 --------------------------------------------------------
                         45       100.0000       100.0970                                         45       100.0000       100.0810
----------------------------------------------------------                 --------------------------------------------------------
                         46        99.9431       100.0356                                         46        99.9549       100.0322
                         47        99.8862        99.9743                                         47        99.9098        99.9834
                         48        99.8294        99.9131                                         48        99.8647        99.9347
                         49        99.7726        99.8519                                         49        99.8197        99.8860
                         50        99.7158        99.7908                                         50        99.7747        99.8373
Average Life                          6.35           7.01                  Average Life                        4.88           5.37
First Prin                       6/25/2008      6/25/2008                  First Prin                    10/25/2008     10/25/2008
Last Prin                        1/25/2015     12/25/2021                  Last Prin                      7/25/2012     11/25/2017
Payment Window                          80            163                  Payment Window                        46            110
Mod Duration @ 45.00                  5.61           6.04                  Mod Duration @ 45.00                4.45           4.81


                          M3                                                                        M3
----------------------------------------------------------                 --------------------------------------------------------
DM / Price                  To Call        To Maturity                     DM / Price                To Call        To Maturity
                         43       100.2849       100.4072                                         43       100.2248       100.3266
                         44       100.2278       100.3457                                         44       100.1798       100.2780
                         45       100.1708       100.2844                                         45       100.1348       100.2294
                         46       100.1138       100.2231                                         46       100.0899       100.1809
                         47       100.0569       100.1618                                         47       100.0449       100.1324
----------------------------------------------------------                 --------------------------------------------------------
                         48       100.0000       100.1006                                         48       100.0000       100.0839
----------------------------------------------------------                 --------------------------------------------------------
                         49        99.9431       100.0394                                         49        99.9551       100.0354
                         50        99.8863        99.9783                                         50        99.9102        99.9870
                         51        99.8296        99.9173                                         51        99.8654        99.9386
                         52        99.7728        99.8562                                         52        99.8206        99.8902
                         53        99.7161        99.7953                                         53        99.7758        99.8419
Average Life                          6.35           6.99                  Average Life                        4.86           5.33
First Prin                       6/25/2008      6/25/2008                  First Prin                     9/25/2008      9/25/2008
Last Prin                        1/25/2015      6/25/2021                  Last Prin                      7/25/2012      6/25/2017
Payment Window                          80            157                  Payment Window                        47            106
Mod Duration @ 48.00                  5.61           6.02                  Mod Duration @ 48.00                4.43           4.77


                             125 PPC
                             -------

           M2
--------------------------------------------------------
DM / Price                To Call        To Maturity
                       40       100.2035       100.2891
                       41       100.1628       100.2452
                       42       100.1221       100.2013
                       43       100.0814       100.1574
                       44       100.0407       100.1136
--------------------------------------------------------
                       45       100.0000       100.0698
--------------------------------------------------------
                       46        99.9593       100.0260
                       47        99.9187        99.9822
                       48        99.8781        99.9384
                       49        99.8375        99.8947
                       50        99.7969        99.8510
Average Life                        4.33           4.73
First Prin                     2/25/2009      2/25/2009
Last Prin                     11/25/2010      2/25/2015
Payment Window                        22             73
Mod Duration @ 45.00                4.01           4.32


                         M3
--------------------------------------------------------
DM / Price                To Call        To Maturity
                       43       100.1997       100.2874
                       44       100.1597       100.2443
                       45       100.1198       100.2013
                       46       100.0798       100.1583
                       47       100.0399       100.1153
--------------------------------------------------------
                       48       100.0000       100.0723
--------------------------------------------------------
                       49        99.9601       100.0294
                       50        99.9202        99.9864
                       51        99.8804        99.9435
                       52        99.8406        99.9006
                       53        99.8007        99.8578
Average Life                        4.25           4.63
First Prin                     1/25/2009      1/25/2009
Last Prin                     11/25/2010     10/25/2014
Payment Window                        23             70
Mod Duration @ 48.00                3.93           4.23